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EXHIBIT 10.13

                                                             SWEPI LP
                                                                    P.O. BOX 576
                                                              HOUSTON, TX  77001

October 31, 2006



Pacific Energy Resources Limited
Vladimir Katic, Chairman & CEO
1065 West Pier E Street
Long Beach, CA  90802

Wolverine Gas and Oil Corporation
Richard D. Moritz, Vice President - Land
One Riverfront Plaza - 55 Campau NW
Grand Rapids, MI  49503-2616

         RE:      FIRST AMENDMENT TO PARTICIPATION AGREEMENT
                  SECOND TEST WELL OBLIGATION EXTENTION
                  GREEN RIVER BASIN, WYOMING
                  CONTRACT #: C-WY-035-05-100

Gentlemen:

We hereby propose the First Amendment to that certain Participation Agreement dated August 30, 2005 by and between SWEPI LP ("Shell"), Wolverine Gas and Oil Corporation ("Wolverine"), and Pacific Energy Resources Limited ("Pacific") for the Pacific Creek Prospect, located in the Green River Basin, Wyoming. This amendment will extend the obligation to commence operations for the drilling of the second Test Well from December 31, 2006, as outlined in Article 5.4 of said Participation Agreement, to August 1, 2007. This amendment in no way extends or relieves Pacific from the requirement to commence drilling operations on the first Test Well by December 31, 2006 nor does it relieve Pacific from any of the other terms and conditions of the Participation Agreement.

If you concur with this proposed amendment, please sign and return one copy of this letter to the above address. If you have any questions or concerns please call me at (281) 544-5667.

Sincerely,

/s/ Spencer Cearley

Spencer Cearley,
Landman


                                   Amendment
                                       1


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Agreed to and accepted this 2nd day of Nov., 2006.

PACIFIC ENERGY RESOURCES LIMITED


By:      /s/ Vladimir Katic
         ------------------------------------

Title:  Chair & CEO

WOLVERINE GAS AND OIL CORPORATION


By:      /s/ Richard D. Moritz
         ------------------------------------

Title: Vice President


                                   Amendment
                                       2